UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2009

OMNITURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52076	87-0619936
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

550 East Timpanogos Circle

Orem, UT 84097

(Address of Principal Executive Offices, including Zip Code)

(801) 722-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2009, Omniture, Inc., a Delaware corporation (the “Company”) and Joshua G. James, President and Chief Executive Officer of the Company, entered into an amendment (the “Amendment”) to Mr. James’ Amended and Restated Employment Agreement, dated June 7, 2006, as amended on December 19, 2008, and Mr. James’ Change of Control Agreement, dated June 7, 2006, as amended on December 19, 2008.  The Amendment was entered into in connection with the proposed acquisition (the “Acquisition”) of the Company by Adobe Systems Incorporated (“Parent”) pursuant to the Agreement and Plan of Merger, dated September 15, 2009, by and among Parent, Snowbird Acquisition Corporation and the Company (the “Merger Agreement”).   Pursuant to the Merger Agreement, Parent has commenced a tender offer for all of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (the “Tender Offer”).

The Amendment will be effective as of immediately prior to the Acceptance Date (as such term is defined in the Merger Agreement) for the proposed Tender Offer.  In general, the Amendment provides that Mr. James will waive the vesting acceleration to which he would currently be entitled on the Acceptance Date with respect to twenty-five percent (25%) of his outstanding, unvested equity awards (the “Unvested Awards”).  If the Closing Date (as defined in the Merger Agreement) does not occur prior to the 12 - month anniversary of the Acceptance Date, the Unvested Awards will vest on the 12 - month anniversary of the Acceleration Date (with accelerated vesting upon certain terminations of employment).  If the Closing Date occurs prior to the 12 - month anniversary of the Acceptance Date, the vesting of the Unvested Awards will be determined in acccordance with the terms of the employment agreement entered into by and between Adobe Systems Incorporated and Mr. James as of September 15, 2009 in connection with the proposed Acquisition.  The Amendment only applies to the proposed Acquisition and will terminate if the Merger Agreement is terminated.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

10.1	Amendment to Joshua G. James Change of Control Agreement and Employment Agreement, dated September 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITURE, INC.

Date: September 24, 2009	By:	/s/ Shawn J. Lindquist
Shawn J. Lindquist
Chief Legal Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Joshua G. James Change of Control Agreement and Employment Agreement, dated September 21, 2009.